UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2005


                               ASB HOLDING COMPANY
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             (Exact name of Registrant as specified in its Charter)


     United States                     0-31789                  56-2317250
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(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)             Identification No.)

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365 Broad Street, Bloomfield, New Jersey                            07003
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (973) 748-3600
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ )  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                               ASB HOLDING COMPANY
                      INFORMATION TO BE INCLUDED IN REPORT


Item 8.01  Other Events

On September 21, 2005, the Registrant announced that at a stockholder meeting held September 20, 2005, its stockholders voted to approve the Plan of
Conversion and Reorganization ("Reorganization") related to the proposed second-step conversion of American Savings, MHC and formation of American Bancorp of New Jersey, Inc. as the new parent holding company of the Bank. The members of American Savings, MHC also voted to approve the Reorganization at a meeting of members held September 20, 2005.

A copy of the press release is furnished with this Form 8-K as Exhibit 99 and the information contained in the press release is incorporated herein.


Item 9.01     Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit
Number                             Description
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 99                  Press Release dated September 21, 2005

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ASB HOLDING COMPANY


Date: September 21, 2005                    By:  /s/Eric B. Heyer
                                                 -------------------------------
                                                 Eric B. Heyer
                                                 Senior Vice President and Chief
                                                 Financial Officer